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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   OCTOBER 30, 1997
                                                  ------------------------------

                          SHAMAN PHARMACEUTICALS, INC.
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               (Exact name of registrant as specified in charter)


         DELAWARE                         0-21022               94-3095806
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(State or Other Jurisdiction            (Commission            (IRS Employer
     of Incorporation)                  File Number)         Identification No.)


 213 EAST GRAND AVENUE, SOUTH SAN FRANCISCO, CALIFORNIA                 94080
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:   (415) 952-7070
                                                    ----------------------------


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         (Former Name or Former Address, if Changed Since Last Report.)



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ITEM 5.  OTHER EVENTS

         In a press release disseminated on October 30, 1997, Shaman Pharmaceuticals, Inc. (the "Company") publicly announced results of development of Provir for the treatment of AIDS diarrhea as well as the status of Provir acute watery diarrhea studies.

         A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)     Financial Statements.

         The registrant has determined that no financial statements are required to be filed pursuant to this item.

         (b)     Pro Forma Financial Information.

         The registrant has determined that no pro forma financial information is required to be filed pursuant to this item.

         (c)     Exhibits.

   Exhibit No.                         Description
   -----------                        -----------
      99.1               Press Release dated October 30, 1997.






                                       2.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 18, 1997                SHAMAN PHARMACEUTICALS, INC.
                                              (Registrant)


                                        By:    /s/ LISA A. CONTE
                                               ---------------------------------
                                        Name:  Lisa A. Conte
                                        Title: President and Chief Executive
                                               Officer






                                       3.


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                          Shaman Pharmaceuticals, Inc.
                                  Exhibit Index
                                   to Form 8-K



                                                                    Sequentially
                                                                      Numbered
  Exhibit No.                    Description                            Page
  -----------                    -----------                            ----
     99.1           Press Release dated October 30, 1997.